    As filed with the Securities and Exchange Commission on August 7, 1998
                                                   Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -----------------------

                             KLA-TENCOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                                        04-2564110
(State of incorporation)                    (I.R.S. Employer Identification No.)


                                 160 Rio Robles
                           San Jose, California 95134
          (Address, including zip code, of principal executive offices)

                            -----------------------

                            EXCESS PROFIT STOCK PLAN
                            (Full Title of the Plan)

                            -----------------------

                                  LISA C. BERRY
                         VICE PRESIDENT, GENERAL COUNSEL
                             KLA-TENCOR CORPORATION
                                 160 Rio Robles
                           San Jose, California 95134
                     (Name and address of agent for service)
                                 (408) 468-4200
          (Telephone number, including area code, of agent for service)

                             -----------------------

                                   Copy to:
                             JUDITH M. O'BRIEN, ESQ.
                              BRET M. DIMARCO, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304

================================================================================
                         CALCULATION OF REGISTRATION FEE
================================================================================

                                     Amount to be    Proposed Maximum Offering     Proposed Maximum Aggregate        Amount of
Title of Securities to be Register    Registered        Price Per Share(1)              Offering Price(1)         Registration Fee
----------------------------------   ------------    -------------------------     --------------------------    ------------------
Common Stock, $.001 par value
newly reserved under  Excess         300,000                $28.8125                    $8,643,000.00              $2,619.00
Profit Stock Plan

--------------------


(1) The Proposed Maximum Offering Price Per Share was estimated in accordance with Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended (the "SECURITIES ACT") solely for the purpose of calculating the registration fee, based on the average between the high and low price of the Registrant's stock as reported in the Nasdaq National Market on August 3, 1998.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          KLA-Tencor Corporation (the "REGISTRANT" or the "COMPANY") hereby incorporates by reference in this registration statement the following documents:

          (a) Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 (File No. 000-09992) filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT");

          (b) Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 filed pursuant to Section 13(a) of the Exchange act.

          (c) Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1997 filed pursuant to Section 13(a) of the Exchange Act.

          (d) Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1997, filed pursuant to Section 13(a) of the Exchange Act;

          (e) The description of the Registrant's Common Stock as set forth in the Registration Statement filed by the Registrant on Form 8-A on March 29, 1989 pursuant to Section 12(g) of the Exchange Act and any amendments or reports thereto filed with the Securities and Exchange Commission for the purpose of updating such description including Amendment No. 1 to Form 8-A filed September 25, 1995 and Amendment No. 2 to Form 8-A filed September 24, 1996.

          All documents filed by the company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.

          The class of securities to be offered is registered under Section 12 of the Exchange Act.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Inapplicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "[a] corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor . . . [by reason of his service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

          The Company's Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. The Amended and Restated Certificate of Incorporation also provides that no amendment or repeal of such provision shall apply to or have any effect on the right to indemnification permitted thereunder with respect to claims arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal whether asserted before or after such amendment or repeal.

          The Company's Bylaws provide that the Company shall indemnify to the full extent permitted by the DGCL each of its directors, officers, employees and other agents against expenses actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the Company.

          The Company has entered into indemnification agreements with its directors and executive officers and intends to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

          Inapplicable.

ITEM 8.   EXHIBITS

          See Exhibit Index.

ITEM  9.  UNDERTAKINGS

          (a)  The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on August 7, 1998.


                               KLA-TENCOR CORPORATION


                           By: /s/ Lisa C. Berry
                               -------------------------------------------------
                               Lisa C. Berry, Vice President and General Counsel

                                POWER OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth Levy and Lisa C. Berry, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his or her substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



         SIGNATURE                                    TITLE                                 DATE
---------------------------------       -------------------------------------      ------------------------
/s/ Kenneth Levy                        Chief Executive Officer                        August 7, 1998
---------------------------------       (Principal-Executive-Officer)
Kenneth Levy


/s/ Jon D. Tompkins                     Chairman of the Board                          August 7, 1998
---------------------------------       -------------------------------------       -----------------------
Jon D. Tompkins


/s/ Kenneth L. Schroeder                President, Chief Operating Officer and         August 7, 1998
---------------------------------       Director                                    -----------------------
Kenneth L. Schroeder


/s/ Robert J. Boehlke                   Vice President, Administration and             August 7, 1998
---------------------------------       Finance,-and-Chief-Financial-Officer        -----------------------
Robert J. Boehlke                       (Principal Financial and Accounting
                                        Officer)


/s/ James W. Bagley                     Director                                       August 7, 1998
---------------------------------       -------------------------------------       -----------------------
James W. Bagley


/s/ Edward W. Barnholt                  Director                                       August 7, 1998
---------------------------------       -------------------------------------       -----------------------
Edward W. Barnholt


/s/ Leo J. Chamberlain                  Director                                       August 7, 1998
---------------------------------       -------------------------------------       -----------------------
Leo J. Chamberlain


/s/ Richard J. Elkus, Jr.               Director                                       August 7, 1998
---------------------------------
Richard J. Elkus, Jr.


/s/ Dean O. Morton                      Director                                       August 7, 1998
---------------------------------
Dean O. Morton


/s/ Yoshio Nishi                        Director                                       August 7, 1998
---------------------------------
Yoshio Nishi


/s/ Samuel Rubinovitz                   Director                                       August 7, 1998
---------------------------------
Samuel Rubinovitz


/s/ Dag Tellefsen                       Director                                       August 7, 1998
---------------------------------
Dag Tellefsen


/s/ Lida Urbanek                        Director                                       August 7, 1998
---------------------------------
Lida Urbanek

                             KLA-TENCOR CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


Exhibit
Number                                     Description
-------        -----------------------------------------------------------------
    4.1*       Certificate of Incorporation, as amended

    4.2**      Bylaws of the Registrant, as amended

    5.1        Opinion re: legality

   10.15       Excess Profit Stock Plan

   23.1        Consent of Independent Accountants

   23.2        Consent of Counsel (included in Exhibit 5.1)

   24.1        Power of Attorney (see Page II-5)

----------
 * Previously filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997 (filed on May 14, 1997, SEC File No. 000-09992).

** Previously filed as Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1997 (filed on May 14, 1997, SEC File No. 000-09992).